MERRILL LYNCH
INTERNATIONAL
EQUITY FUND




FUND LOGO




Annual Report

May 31, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
International
Equity Fund
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH INTERNATIONAL EQUITY FUND


International
Stock Market
Performance

A bar chart depicting total return in US dollars* of the fund's top country positions for the six-month period ended May 31, 2000

United Kingdom                             -7.6%
Australia                                  -7.5%
Japan                                      -6.0%
Switzerland                                -2.1%
Netherlands                                 4.8%
Germany                                     8.7%
Italy                                      11.5%
France                                     13.8%
Sweden                                     31.9%
Finland                                    36.2%


Source: Morgan Stanley Capital International World (ex-US) Index.


*For the six-month period ended May 31, 2000, total investment return in US dollars for the Morgan Stanley Capital International World (Ex-US) Index was +1.58%.


Merrill Lynch International Equity Fund, May 31, 2000


DEAR SHAREHOLDER


Investment Environment
Once again we are looking back upon a year of high volatility in the world's equity markets. Returns were much stronger for the fiscal year ended May 31, 2000, as the unmanaged benchmark Morgan Stanley Capital International (MSCI) World (Ex-US) Index returned +18.32% (in US dollar terms) compared to +3.88% for the same period last year. This was nearly double the return of the MSCI US Index for the same period. (All references to markets are measured by Morgan Stanley indexes for the 12-month period ended May 31, 2000 and are in US dollar terms unless otherwise noted.)

High returns were concentrated in the period from November 1999 to February 2000, when investor enthusiasm for "TMT" (technology, media and telecommunications) stocks was at its height. Notwithstanding a sharp decline since the peak in early March, the information technology (IT) sector within the MSCI World (Ex-US) Index more than doubled over the 12-month period. Within this, IT hardware took the lead as investors positioned themselves for an expected surge in technology spending in the world (Ex-US) to match that seen in the United States in recent years.

By contrast, several other broad sector groupings saw negligible or slightly negative returns. These included utilities and basic industries. The latter was perhaps surprising against a backdrop of stronger world economic growth and evidence of pricing power re-emerging in many industries. Fears that the gradual tightening of monetary policy by many central banks could lead to a sharp downturn in global growth appeared to be a growing factor dampening sentiment toward basic industries as the year progressed.

Japan was the strongest of the main regions, returning +29.7%. However, much of this was because of the yen's strength. In local currency terms, Japan actually lagged behind Europe. The weakest region by some distance was the Pacific Basin (Ex-Japan) (-0.1%), which suffered from a peak in some countries' economic growth rates, the tightening of US monetary policy, and a relative lack of high-profile TMT stocks relative to other regions.

Within those blocs, sharp differences in country index performance had more to do with sector composition than country fundamentals. For instance, the leaders in Europe were Finland (+138%) and Sweden (+84%), as a result of strength in Nokia Oyj and LM Ericsson Telephone Co., respectively, while markets such as Austria and Belgium with little technology representation actually produced negative returns.

Emerging markets in aggregate produced very similar returns (+17.7%) to developed markets, with particular strength in the early weeks of 2000 when optimism about the world economy was at its peak. The strongest returns came in Russia (which was aided by the rally in oil prices) and Turkey, where an improvement in domestic fundamentals helped to offset external pressures.

Fiscal Year in Review
We began the fiscal year with a distinct value bias. In the final quarter of the calendar year, the value tilt was replaced by a more growth-oriented style. This was well timed for the dramatic upsurge in the TMT sectors through December 31, 1999. However, while the Fund was overweighted in these sectors relative to the benchmark, the Fund was not as concentrated in its exposure to TMT as some competing funds and consequently lagged some of its key competitors.

Going into the year 2000, we again switched back to a more value style as global economic growth continued to surprise on the upside. In particular, the Fund was overweighted in oils and basic materials (notably steel companies). At that time the US Federal Reserve Board started to seriously raise interest rates in an attempt to rein in what it viewed as excessive strength in the US economy. In addition, an agreement among the members of the Organization of Petroleum Exporting Countries pushed oil prices sharply higher. In the prospect of higher interest rates in the United States and elsewhere, the Fund was underweighted in financials. We continued to hold wireless telecommunication companies and IT hardware stocks, but reduced our fixed-line telecommunication, media and IT software holdings on valuation concerns. This move proved to be a couple of months too early but paid off as the TMT rally reversed sharply in March and April.

Portfolio Matters
For the 12 months ended May 31, 2000, total returns for Merrill Lynch International Equity Fund's Class A, Class B, Class C and Class D Shares were +20.96%, +19.63%, +19.71% and +20.65%, respectively. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.) This compares with the return for the MSCI World (Ex-
US) Index of +18.32% over the same period.

The Fund started and ended the fiscal year with broadly the same country exposures, in so far as it was overweight relative to the benchmark index in Japanese equities and underweight in the United Kingdom and Continental European equities. In addition, the Fund had some exposure to a broad spread of emerging markets. The Fund also held a small amount of cash.

Notwithstanding a few brief periods, these broad regional exposures have been in place for most of the fiscal year and have served the Fund well as the United Kingdom (-3.9%) and Continental Europe (+14.9%) both underperformed the benchmark (+18.32%), while Japan (+29.7%) outperformed. The Fund's cash holdings were not beneficial in the generally rising markets during the fiscal year. However, the fiscal period has seen the portfolio change in a number of ways, reflecting the fact that over the past 12 months all the global equity markets have been driven by dominant sector themes, more so than by country or regional economic activity.

In Conclusion
We continue to manage the Fund in a manner that provides a relatively low volatility exposure to international equities, seeking to avoid much of the extremes of performance seen in some less diversified funds.

Looking ahead, we expect to see global economic growth continue at a firm pace, albeit slightly below that seen over the last year. As the growth rate eases, interest rates should start to peak in most developed countries. The predicted shortage of government bond issuance in the United States and Europe should underpin bonds. This relatively benign economic backdrop, coupled with a continued effort to restructure companies in many countries, should provide ample opportunity for international equity investors.

We thank you for your interest in Merrill Lynch International Equity Fund, and we look forward to reporting to you in our next shareholder letter.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Clive D. Lang)
Clive D. Lang
Senior Vice President and
Portfolio Manager



July 6, 2000



Merrill Lynch International Equity Fund, May 31, 2000


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder on October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Total Return
Based on a
$10,000
Investment

A line graph depicting total return based on a $10,000 Investment
For ML International Equity Fund's Class A and Class C Shares compared to the Morgan Stanley Capital International World (Ex-US) Index++++. Beginning and ending values are:

                                     10/21/94**       5/00

ML International Equity Fund++--
Class A Shares*                       $ 9,600        $12,910

ML International Equity Fund++--
Class C Shares                        $10,000        $12,861

Morgan Stanley Capital International
World (Ex-US) Index++++               $10,000        $16,484


A line graph depicting total return based on a $10,000 Investment
For ML International Equity Fund's Class B and Class D Shares compared to the Morgan Stanley Capital International World (Ex-US) Index++++. Beginning and ending values are:

                                     7/30/93**        5/00

ML International Equity Fund++--
Class B Shares*                       $10,000        $14,952

ML International Equity Fund++--
Class D Shares                        $ 9,600        $14,943

Morgan Stanley Capital International
World (Ex-US) Index++++               $10,000        $19,221


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++Merrill Lynch International Equity Fund invests in a diversified portfolio of equity securities of issuers located in countries other than the United States.
++++During the Fund's fiscal year ended May 31, 1999, the Fund's primary performance benchmark was changed from a Composite Index (based on the Financial Times/Standard & Poor's (FT/S&P)--Actuaries World (Ex-US) Index and the IFC Investables Index of emerging equity markets) to the Morgan Stanley Capital International World (Ex-US) Index, expressed in US dollar terms. This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks in 21 countries (excluding the United States) and is widely used as a benchmark by internationally invested equity funds. The starting date for the Index in the Class A and Class C Shares' graph is from 10/31/94.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/00                        +32.97%        +25.99%
Five Years Ended 3/31/00                  +10.50         + 9.32
Inception (10/21/94) through 3/31/00      + 7.57         + 6.51

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/00                        +31.58%        +27.58%
Five Years Ended 3/31/00                  + 9.38         + 9.38
Inception (7/30/93) through 3/31/00       + 7.65         + 7.65

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/00                        +31.74%        +30.74%
Five Years Ended 3/31/00                  + 9.38         + 9.38
Inception (10/21/94) through 3/31/00      + 6.48         + 6.48

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/00                        +32.71%        +27.75%
Five Years Ended 3/31/00                  +10.25         + 9.07
Inception (7/30/93) through 3/31/00       + 8.50         + 7.63

 *Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D
  Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the five-year and ten-year periods.)
**Assuming maximum sales charge.



Merrill Lynch International Equity Fund, May 31, 2000


PERFORMANCE DATA (concluded)

Recent
Performance
Results
                                                             6 Month         12 Month     Since Inception
As of May 31, 2000                                         Total Return    Total Return     Total Return
ML International Equity Fund Class A Shares*                  +0.27%          +20.96%         +36.25%
ML International Equity Fund Class B Shares*                  -0.27           +19.63          +49.52
ML International Equity Fund Class C Shares*                  -0.28           +19.71          +28.61
ML International Equity Fund Class D Shares*                  +0.18           +20.65          +57.72
Morgan Stanley Capital International World (Ex-US) Index**    +1.58           +18.32      +64.84/+92.21

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are from 10/21/94 for Class A & Class C Shares and from 7/30/93 for Class B & Class D
  Shares.
**An unmanaged capitalization-weighted index comprised of a representative sampling of stocks in 21 countries, excluding the United States. Since inception total returns are for the periods from 10/31/94 and from 7/31/93, respectively.


Merrill Lynch International Equity Fund, May 31, 2000

SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                          Shares                                                                   Percent of
AFRICA         Industries                  Held                Investments                               Value     Net Assets
South Africa   Banks                       225,400    FirstRand Limited                                 $    236,888    0.1%

               Industrial Conglomerates     42,500    Barlow Limited                                         234,314    0.1

               Metals & Mining               6,200    AngloGold Limited (ADR)(a)                             121,288    0.0
                                            10,300    De Beers                                               223,006    0.1
                                                                                                        ------------  ------
                                                                                                             344,294    0.1

                                                      Total Investments in Africa (Cost--$1,075,504)         815,496    0.3


EUROPE

Austria        Equity Basket                16,000    MSCI Austria OPALS 'B' (c)(f)                          591,200    0.2

                                                      Total Investments in Austria                           591,200    0.2


Denmark        Marine                          110    D/S 1912 'B'                                         1,195,578    0.5

                                                      Total Investments in Denmark                         1,195,578    0.5


Finland        Communications Equipment    154,000    Nokia Oyj                                            7,969,334    3.0

               Paper & Forest Products      45,000    Stora Enso Oyj 'R'                                     421,503    0.2

                                                      Total Investments in Finland                         8,390,837    3.2


France         Banks                        10,000    Banque Nationale de Paris (BNP)                        897,260    0.3
                                            18,000    Societe Generale 'A'                                 1,032,474    0.4
                                                                                                        ------------  ------
                                                                                                           1,929,734    0.7

               Building Products             3,200    Compagnie de Saint Gobain                              443,668    0.2

               Communications                7,500    Alcatel                                                408,983    0.2
               Equipment

               Diversified                  10,000    France Telecom SA                                    1,451,381    0.6
               Telecommunication
               Services

               Electrical Equipment         14,300    Schneider SA                                           946,894    0.4

               Energy Equipment              4,500    Coflexip                                               523,332    0.2
               & Services

               Food & Drug Retailing        16,000    Carrefour SA                                         1,125,493    0.4

               Food Products                 4,300    Groupe Danone (ADR)(a)                               1,001,342    0.4

               Hotels/Restaurants            3,900    Sodexho Alliance                                       626,079    0.2
               & Leisure

               IT Consulting & Services      6,900    Cap Gemini SA                                        1,285,571    0.5

               Insurance                     8,900    Axa                                                  1,304,110    0.5
                                             8,900    Axa (Rights)                                            15,765    0.0
                                                                                                        ------------  ------
                                                                                                           1,319,875    0.5

               Media                         7,000    Lagardere S.C.A.                                       486,885    0.2

               Metals & Mining             116,000    Usinor SA                                            1,387,761    0.5

               Multi-Utilities               7,200    Suez Lyonnaise des Eaux SA                           1,201,910    0.5
                                            15,000    Vivendi                                              1,599,765    0.6
                                                                                                        ------------  ------
                                                                                                           2,801,675    1.1

               Oil & Gas                    20,500    Total Fina SA 'B'                                    3,211,076    1.2

               Personal Products             1,300    L'Oreal SA                                             890,350    0.3

               Pharmaceuticals              12,000    Aventis SA                                             775,677    0.3
                                            17,000  ++Sanofi-Synthelabo SA                                   737,051    0.3
                                                                                                        ------------  ------
                                                                                                           1,512,728    0.6

               Semiconductor                10,800    STMicroelectronics NV                                  640,017    0.2
               Equipment & Products
                                                      Total Investments in France                         21,992,844    8.4


Germany        Airlines                     47,000    Deutsche Lufthansa AG (Registered Shares)            1,146,359    0.5

               Automobiles                  16,200    DaimlerChrysler AG                                     872,887    0.3
                                             9,350    Volkswagen AG                                          377,197    0.2
                                                                                                        ------------  ------
                                                                                                           1,250,084    0.5

               Banks                        11,500    Deutsche Bank AG (Registered Shares)                   883,070    0.3
                                            10,000    Dresdner Bank AG (Registered Shares)                   405,274    0.2
                                            13,900    HypoVereinsbank                                        898,493    0.4
                                                                                                        ------------  ------
                                                                                                           2,186,837    0.9

               Chemicals                    13,600    BASF AG                                                547,389    0.2
                                            22,250    Bayer AG                                               853,243    0.3
                                                                                                        ------------  ------
                                                                                                           1,400,632    0.5

               Diversified                  50,000    Deutsche Telekom AG (Registered Shares)              3,106,790    1.2
               Telecommunication
               Services

               Electric Utilities           31,200    RWE AG                                               1,140,034    0.4


Merrill Lynch International Equity Fund, May 31, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
EUROPE                                    Shares                                                                   Percent of
(continued)    Industries                  Held                Investments                               Value     Net Assets
Germany        Equity Basket                 4,700    MSCI German OPALS 'B' (c)                         $  1,654,917    0.6%
(concluded)
               Industrial Conglomerates     16,300    Siemens AG                                           2,400,519    0.9

               Insurance                     5,650    Allianz AG (Registered Shares)                       2,030,426    0.8
                                             2,000    Muenchener Rueckversicherungs-Gesellschaft
                                                      AG (Registered Shares)                                 584,262    0.2
                                                                                                        ------------  ------
                                                                                                           2,614,688    1.0

               Metals & Mining              50,000    Salzgitter AG                                          370,960    0.2
                                            51,000  ++Thyssen Krupp AG                                       865,542    0.3
                                                                                                        ------------  ------
                                                                                                           1,236,502    0.5

               Multi-Utilities              14,850    Veba AG                                                757,454    0.3

               Pharmaceuticals               3,900    Schering AG                                            582,134    0.2

               Semiconductor                 6,400  ++Infineon Technologies AG                               416,069    0.2

               Equipment & Products
               Software                        900    SAP AG (Systeme, Anwendungen, Produkte in der
                                                      Datenverarbeitung)                                     371,424    0.1
                                               425    SAP AG (Systeme, Anwendungen, Produkte in der
                                                      Datenverarbeitung) (Preferred)                         223,874    0.1
                                                                                                        ------------  ------
                                                                                                             595,298    0.2

                                                      Total Investments in Germany                        20,488,317    7.9


Italy          Banks                        90,000    San Paolo-IMI SpA                                    1,310,416    0.5
                                           190,000    Unicredito Italiano SpA                                835,217    0.3
                                                                                                        ------------  ------
                                                                                                           2,145,633    0.8

               Diversified                  70,000    Telecom Italia SpA                                     960,786    0.4
               Telecommunication
               Services

               Energy Equipment &          108,000    Saipem SpA                                             536,853    0.2
               Services

               Insurance                    43,000    Assicurazioni Generali                               1,288,066    0.5

               Oil & Gas                   530,000    ENI SpA                                              2,840,997    1.1

               Wireless                    240,000    Telecom Italia Mobile (TIM) SpA                      2,486,174    0.9
               Telecommunication
               Services

                                                      Total Investments in Italy                          10,258,509    3.9

Netherlands    Banks                        64,000    ABN AMRO Holding NV                                  1,454,163    0.6

               Diversified Financials       22,500    ING Groep NV                                         1,337,751    0.5

               Diversified                  10,400    KPN NV                                                 933,632    0.4
               Telecommunication
               Services

               Electronic Equipment &       34,400    Koninklijke (Royal) Philips Electronics NV           1,526,857    0.6
               Instruments

               Food Products                11,700    Unilever NV 'A'                                        590,814    0.2

               IT Consulting & Services     37,500    Getronics NV                                           624,256    0.2

               Insurance                    31,000  ++Aegon NV                                             1,111,452    0.4

               Marine                       23,000  ++Koninklijke Nedlloyd NV                                522,590    0.2

               Oil & Gas                    63,900    Royal Dutch Petroleum Company                        3,912,995    1.5

                                                      Total Investments in the Netherlands                12,014,510    4.6


Norway         Equity Basket                 7,500    MSCI Norway OPALS 'B' (c)(f)                           713,850    0.3

                                                      Total Investments in Norway                            713,850    0.3


Russia         Closed End Investment Fund   20,000  ++Fleming Russia Securities Fund Limited                 200,000    0.1

                                                      Total Investments in Russia                            200,000    0.1


Spain          Banks                       135,000    Banco Santander Central Hispano, SA                  1,315,841    0.5

               Construction &               30,000    Grupo Dragados SA                                      220,350    0.1
               Engineering

               Diversified                  91,000  ++Telefonica SA                                        1,856,655    0.7
               Telecommunication
               Services

               Electric Utilities           14,000    Endesa SA                                              288,496    0.1

               Metals & Mining               5,500    Acerinox SA                                            185,666    0.1

               Oil & Gas                    21,000    Repsol-YPF, SA                                         445,402    0.2

                                                      Total Investments in Spain                           4,312,410    1.7


Sweden         Banks                        75,000    Skandinaviska Enskilda Banken (SEB) 'A'                815,489    0.3

                                            97,000    Svenska Handelsbanken AB                             1,366,804    0.5
                                                                                                        ------------  ------
                                                                                                           2,182,293    0.8

               Communications Equipment    255,000    Telefonaktiebolaget LM Ericsson AB 'B'               5,163,375    2.0

               Diversified Financials       70,000    Investor AB 'B'                                        966,937    0.4

               Paper & Forest Products      33,000    Svenska Cellulosa AB (SCA) 'B'                         660,879    0.3

               Tobacco                     375,000    Swedish Match AB                                     1,160,823    0.4

                                                      Total Investments in Sweden                         10,134,307    3.9


Switzerland    Banks                        16,500    Credit Suisse Group (Registered Shares)              3,066,372    1.2

               Diversified                   2,800    Swisscom AG (Registered Shares)                        981,239    0.4
               Telecommunication
               Services

               Equity Basket                 6,100    MSCI Switzerland OPALS 'B' (c)                       2,018,002    0.8

               Food Products                 1,400    Nestle SA (Registered Shares)                        2,659,587    1.0

               Insurance                     2,300    Zurich Allied AG                                     1,126,254    0.4

               Pharmaceuticals                 925    Novartis AG (Registered Shares)                      1,358,850    0.5
                                               250    Roche Holding AG (Genuss)                            2,625,369    1.0
                                                                                                        ------------  ------
                                                                                                           3,984,219    1.5

               Textiles & Apparel            6,750  ++Charles Voegele Holding AG                           1,314,159    0.5

                                                      Total Investments in Switzerland                    15,149,832    5.8


Turkey         Equity Basket                 6,100    MSCI Turkey OPALS 'B' (c)(f)                         1,361,520    0.5

                                                      Total Investments in Turkey                          1,361,520    0.5


Merrill Lynch International Equity Fund, May 31, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
EUROPE                                    Shares                                                                   Percent of
(continued)    Industries                  Held                Investments                               Value     Net Assets
United         Aerospace & Defense         155,000    British Aerospace PLC                             $    971,891    0.4%
Kingdom                                    210,000    Rolls-Royce PLC                                        772,162    0.3
                                                                                                        ------------  ------
                                                                                                           1,744,053    0.7

               Banks                        34,000    Abbey National PLC                                     452,042    0.2
                                           120,000    Bank of Scotland                                     1,129,993    0.4
                                            50,000    Barclays PLC                                         1,299,642    0.5
                                           100,000    HSBC Holdings PLC                                    1,103,089    0.4
                                            57,000    Lloyds TSB Group PLC                                   616,833    0.2
                                                                                                        ------------  ------
                                                                                                           4,601,599    1.7

               Beverages                    85,000    Diageo PLC                                             726,723    0.3

               Commercial Services         265,000    Shanks & McEwan Group PLC                              720,894    0.3
               & Supplies

               Communications Equipment     18,000    Marconi PLC                                            216,582    0.1

               Construction Materials       55,000    RMC Group PLC                                          691,374    0.3

               Containers & Packaging      200,000    Rexam PLC                                              702,509    0.3
               Diversified                  78,000    British Telecommunications PLC                       1,129,724    0.4

               Telecommunication Services   62,500  ++Cable & Wireless PLC                                 1,041,619    0.4
                                                                                                        ------------  ------
                                                                                                           2,171,343    0.8

               Electric Utilities           70,000    British Energy PLC (Deferred Shares)                         1    0.0

               Electronic Equipment        127,500    Williams PLC                                           724,182    0.3
               & Instruments

               Food & Drug Retailing        58,000  ++Boots Company PLC                                      482,878    0.2
                                           210,000    Tesco PLC                                              634,052    0.2
                                                                                                        ------------  ------
                                                                                                           1,116,930    0.4

               Gas Utilities                60,000  ++BG Group PLC                                           359,625    0.1
                                           225,000    Centrica PLC                                           813,864    0.3
                                                                                                        ------------  ------
                                                                                                           1,173,489    0.4

               Hotels/Restaurants &        125,000    Rank Group PLC                                         263,441    0.1
               Leisure

               Household Products           40,000    Reckitt Benckiser PLC                                  438,246    0.2

               IT Consulting & Services     37,500    Computacenter PLC                                      388,435    0.2
                                            22,500    SEMA Group PLC                                         313,439    0.1
                                                                                                        ------------  ------
                                                                                                             701,874    0.3

               Industrial                  170,000    Tomkins PLC                                            486,600    0.2
               Conglomerates

               Insurance                    53,000    Allied Zurich PLC                                      594,143    0.2
                                            30,000    CGU PLC                                                455,585    0.2
                                            63,000    Prudential Corporation PLC                             952,490    0.4
                                                                                                        ------------  ------
                                                                                                           2,002,218    0.8

               Marine                       42,500    The Peninsular and Oriental Steam
                                                      Navigation Company                                     445,309    0.2

               Media                        50,000    EMI Group PLC                                          425,242    0.1
                                            15,000    Pearson PLC                                            451,997    0.2
                                            78,000    Reuters Group PLC                                    1,161,203    0.4
                                            36,000    WPP Group PLC                                          437,469    0.2
                                                                                                        ------------  ------
                                                                                                           2,475,911    0.9

               Metals & Mining             120,000    Billiton PLC                                           407,156    0.2
                                            27,000    Rio Tinto PLC (Registered Shares)                      398,323    0.1
                                                                                                        ------------  ------
                                                                                                             805,479    0.3
               Multi-Utilities              85,000    United Utilities PLC                                   801,682    0.3

               Multiline Retail            147,000    Kingfisher PLC                                       1,357,875    0.5

               Oil & Gas                   485,000    BP Amoco PLC                                         4,411,196    1.7
                                           395,000    LASMO PLC                                              702,584    0.3
                                            45,000    Shell Transport & Trading Company                      372,124    0.2
                                                                                                        ------------  ------
                                                                                                           5,485,904    2.2

               Pharmaceuticals              67,500    AstraZeneca Group PLC                                2,843,144    1.1
                                            31,500    Glaxo Wellcome PLC                                     889,870    0.3
                                            85,000    SmithKline Beecham PLC                               1,085,003    0.4
                                                                                                        ------------  ------
                                                                                                           4,818,017    1.8

               Real Estate                 335,000    The British Land Company PLC                         2,002,898    0.7
                                            90,000  ++Canary Wharf Finance PLC                               480,247    0.2

                                                                                                           2,483,145    0.9

               Retailing                    75,000    Dixons Group PLC                                       354,804    0.1

               Semiconductor                35,000  ++ARM Holdings PLC                                       309,702    0.1
               Equipment & Products

               Specialty Retail             62,000    Wolseley PLC                                           314,619    0.1

               Tobacco                      62,000    British American Tobacco PLC                           362,345    0.1
                                            90,000    Imperial Tobacco Group PLC                             790,323    0.3
                                                                                                        ------------  ------
                                                                                                           1,152,668    0.4

               Wireless                  1,408,000    Vodafone AirTouch PLC                                6,418,840    2.5
               Telecommunication
               Services
                                                      Total Investments in the United Kingdom             45,706,013   17.5

                                                      Total Investments in Europe (Cost--
                                                      $142,581,918)                                      152,509,727   58.5


LATIN
AMERICA


Brazil         Equity Basket                13,600    MSCI Brazil OPALS (c)                                  655,928    0.2

               Metals & Mining        BRL   44,000    Companhia Vale do Rio Doce, 0%
                                                      due 12/31/2049 (d)                                           0    0.0

                                                      Total Investments in Brazil                            655,928    0.2


Mexico         Foreign Government        1,923,000    Mexican Par Bond (Rights)(g)                                19    0.0
               Obligations

                                                      Total Investments in Mexico                                 19    0.0

                                                      Total Investments in Latin America
                                                      (Cost--$788,932)                                       655,947    0.2


Merrill Lynch International Equity Fund, May 31, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
NORTH                                     Shares                                                                   Percent of
AMERICA        Industries                  Held                Investments                               Value     Net Assets
Canada         Aerospace & Defense          18,710    Bombardier Inc. 'B'                               $    489,081    0.2%
                                            15,480    CAE, Inc.                                              134,366    0.0
                                                                                                        ------------  ------
                                                                                                             623,447    0.2

               Banks                         6,730    Royal Bank of Canada                                   349,823    0.1
                                             5,220    The Toronto-Dominion Bank                              130,700    0.1
                                                                                                        ------------  ------
                                                                                                             480,523    0.2

               Communications Equipment     54,516    Nortel Networks Corporation                          2,902,885    1.1

               Diversified                   6,730    BCE Inc.                                               157,275    0.1
               Telecommunication
               Services

               Electronic Equipment &        3,610  ++C-MAC Industries Inc.                                  137,873    0.1
               Instruments                   2,580  ++Celestica Inc.                                         120,240    0.0
                                                                                                        ------------  ------
                                                                                                             258,113    0.1

               Health Insurance             13,180  ++Sun Life Financial Services of Canada                  192,152    0.1

               Media                        11,210  ++Rogers Communications, Inc. 'B'                        293,030    0.1
                                             8,930    Seagram Company                                        417,373    0.2
                                                                                                        ------------  ------
                                                                                                             710,403    0.3

               Metals & Mining               3,820    Alcan Aluminum Ltd.                                    128,167    0.0
                                            13,270  ++Inco Limited                                           212,646    0.1
                                                                                                        ------------  ------
                                                                                                             340,813    0.1

               Oil & Gas                    16,040  ++Anderson Exploration Ltd.                              296,125    0.1
                                            10,020  ++Canadian Natural Resources Ltd.                        317,787    0.1
                                            19,170    Petro-Canada                                           366,069    0.2
                                                                                                        ------------  ------
                                                                                                             979,981    0.4

               Road & Rail                   9,150    Canadian Pacific Limited                               216,883    0.1
               Software                     19,995    Certicom Corporation                                   633,480    0.2

                                                      Total Investments in Canada                          7,495,955    2.9


United         Media                 US$ 2,900,000    MediaOne Group Inc., 3.041% due 11/15/2002           1,312,250    0.5
States
                                                      Total Investments in the United States               1,312,250    0.5

                                                      Total Investments in North America
                                                      (Cost--$8,480,497)                                   8,808,205    3.4


PACIFIC
BASIN/ASIA


Australia      Banks                        17,000    Macquarie Bank Limited                                 231,891    0.1
                                            53,300    National Australia Bank Limited                        793,609    0.3
                                            53,500    Westpac Banking Corporation Limited                    364,735    0.1
                                                                                                        ------------  ------
                                                                                                           1,390,235    0.5

               Diversified                 112,100    Colonial Limited                                       601,734    0.2
               Financials                   38,500    Lend Lease Corporation Limited                         437,089    0.2
                                            50,000    Westfield Holdings Limited                             313,775    0.1
                                                                                                        ------------  ------
                                                                                                           1,352,598    0.5

               Diversified                 200,000  ++Telstra Corporation Limited                            775,880    0.3
               Telecommunication            42,000  ++Telstra Corporation Limited (e)                         92,489    0.0
               Services                                                                                 ------------  ------
                                                                                                             868,369    0.3
               Hotels/Restaurants &        140,000    Aristocrat Leisure Limited                             359,415    0.1
               Leisure

               Industrial Conglomerates     21,900    Brambles Industries Limited                            599,697    0.2
               Insurance                    42,700  ++AMP Limited                                            370,789    0.1

               Media                        40,000    The News Corporation Limited                           452,041    0.2
                                           123,200    The News Corporation Limited (Preferred)             1,182,907    0.5
                                                                                                        ------------  ------
                                                                                                           1,634,948    0.7

               Metals & Mining              69,000    Broken Hill Proprietary Company Limited                701,082    0.3
                                           125,000    WMC Limited                                            512,523    0.2
                                                                                                        ------------  ------
                                                                                                           1,213,605    0.5

               Oil & Gas                   147,800    Santos Limited                                         379,440    0.2
                                            40,000    Woodside Petroleum Limited                             302,137    0.1
                                                                                                        ------------  ------
                                                                                                             681,577    0.3

                                                      Total Investments in Australia                       8,471,233    3.2


Hong Kong      Wireless                      6,400  ++China Telecom (Hong Kong) Limited (ADR)(a)             940,800    0.4
               Telecommunication
               Services

                                                      Total Investments in Hong Kong                         940,800    0.4


Japan          Auto Components              76,000    Futaba Industrial Co., Ltd.                            977,571    0.4
                                           163,000    Sanden Corporation                                     961,272    0.3
                                                                                                        ------------  ------
                                                                                                           1,938,843    0.7

               Automobiles                 219,000    Fuji Heavy Industries, Ltd.                          1,627,119    0.6
                                            21,000    Honda Motor Co., Ltd.                                  692,361    0.3
                                                                                                        ------------  ------
                                                                                                           2,319,480    0.9

               Banks                       101,000    The 77 Bank, Ltd.                                      923,938    0.4
                                           288,000    The Asahi Bank, Ltd.                                 1,281,189    0.5
                                           104,000    The Gunma Bank Ltd.                                    566,965    0.2
                                           277,000    The Tokai Bank Ltd.                                  1,350,592    0.5
                                           190,000    The Toyo Trust & Banking Co., Ltd.                     642,303    0.2
                                                                                                        ------------  ------
                                                                                                           4,764,987    1.8

               Building Products            88,000    Tostem Corporation                                   1,450,662    0.6


Merrill Lynch International Equity Fund, May 31, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
PACIFIC
BASIN/ASIA                                Shares                                                                   Percent of
(concluded)    Industries                  Held                Investments                               Value     Net Assets
Japan          Chemicals                   194,000    Asahi Chemical Industry Co., Ltd.                 $  1,207,151    0.5%
(concluded)                                 82,000    Kaneka Corporation                                     844,560    0.3
                                            35,000    Shin-Etsu Chemical Co., Ltd.                         1,716,276    0.6
                                                                                                        ------------  ------
                                                                                                           3,767,987    1.4

               Closed End                   61,000    Atlantis Japan Growth Fund                             649,650    0.2
               Investment Fund

               Commercial Services          17,000    Secom Co., Ltd.                                      1,152,542    0.4
               & Supplies

               Communications Equipment      9,000    Matsushita Communication Industrial Co., Ltd.          969,584    0.4

               Computers & Peripherals      49,000    Fujitsu Limited                                      1,387,973    0.5
                                           141,000    Toshiba Corporation                                  1,361,876    0.5
                                                                                                        ------------  ------
                                                                                                           2,749,849    1.0

               Diversified Financials        4,100    Acom Co., Ltd.                                         301,193    0.1
                                            45,000    Kokusai Securities Co., Ltd.                           575,900    0.2
                                            13,400    Takefuji Corporation                                 1,418,714    0.6
                                                                                                        ------------  ------
                                                                                                           2,295,807    0.9

               Diversified                     229    Nippon Telegraph & Telephone Corporation (NTT)       2,722,266    1.0
               Telecommunication
               Services

               Electric Utilities           58,000    Tokyo Electric Power                                 1,448,990    0.6

               Electrical Equipment         18,000    Honda Tsushin Kogyo Co., Ltd.                          693,754    0.3
                                           182,000    Mitsubishi Electric Corporation                      1,788,307    0.7
                                                                                                        ------------  ------
                                                                                                           2,482,061    1.0

               Electronic Equipment         87,000    Ibiden Co., Ltd.                                     1,680,613    0.6
               & Instruments                11,000    TDK Corporation                                      1,354,632    0.5
                                           124,000    Toko, Inc.                                             916,684    0.4
                                                                                                        ------------  ------
                                                                                                           3,951,929    1.5

               Food & Drug Retailing        23,700    FamilyMart Co., Ltd.                                   944,258    0.4

               Food Products                72,000    Katokichi Co., Ltd.                                  1,805,433    0.7

               Household Durables          231,000    Sekisui Chemical Co., Ltd.                             793,778    0.3
                                            30,800    Sony Corporation                                     2,788,948    1.1
                                                                                                        ------------  ------
                                                                                                           3,582,726    1.4

               Internet Software &             500  ++Softbank Corp.                                          76,619    0.0
               Services                      1,000    Softbank Corp. (New)                                   149,988    0.1
                                                                                                        ------------  ------
                                                                                                             226,607    0.1

               Machinery                    21,500    Fanuc Ltd.                                           1,874,948    0.7
                                            97,000    Minebea Company Ltd.                                 1,146,794    0.4
                                            97,000    Nippon Thompson Co., Ltd.                            1,209,854    0.5
                                                                                                        ------------  ------
                                                                                                           4,231,596    1.6

               Media                        50,700    Aoi Advertising Promotion Inc.                         715,709    0.3
                                            23,000    Nippon Broadcasting System, Incorporated             1,390,573    0.5
                                               810    Nippon Television Network Corp.                        555,923    0.2
                                               810  ++Nippon Television Network Corp. (New Shares)           555,923    0.2
                                                                                                        ------------  ------
                                                                                                           3,218,128    1.2

               Metals & Mining             451,000    Nippon Steel Corporation                               988,493    0.4

               Multiline Retail             12,000    Ito-Yokado Co., Ltd.                                   712,143    0.3

               Office Electronics           36,000    Canon, Inc.                                          1,658,324    0.6
                                            67,000    Ricoh Co., Ltd.                                      1,400,046    0.6
                                                                                                        ------------  ------
                                                                                                           3,058,370    1.2

               Pharmaceuticals             107,000    Kissei Pharmaceutical Co., Ltd.                      1,734,061    0.7
                                            24,000    Takeda Chemical Industries, Ltd.                     1,638,263    0.6
                                                                                                        ------------  ------
                                                                                                           3,372,324    1.3

               Real Estate                 128,000    Mitsui Fudosan Co., Ltd.                             1,320,715    0.5

               Semiconductor                 4,800    Rohm Company Ltd.                                    1,497,841    0.6

               Equipment & Products
               Software                     37,310    Miroku Jyoho Service Co., Ltd.                         319,132    0.1
                                            36,650    Square Co., Ltd.                                     2,263,501    0.9
                                                                                                        ------------  ------
                                                                                                           2,582,633    1.0

               Textiles & Apparel           35,000    HIMIKO Co., Ltd.                                       432,319    0.2

               Trading Companies &         165,000    Mitsubishi Corporation                               1,369,956    0.5
               Distributors

               Wireless                        100  ++NTT Mobile Communications Network, Inc. (f)          2,581,844    1.0
               Telecommunication
               Services
                                                      Total Investments in Japan                          64,590,023   24.8


Malaysia       Closed End Investment Fund   15,800  ++Genesis Malaysia Maju Fund Limited                     371,300    0.2
                                             7,000  ++Malaysia Fund                                           35,875    0.0
                                                                                                        ------------  ------
                                                                                                             407,175    0.2
               Equity Basket                81,252  ++iShares MSCI Malaysia                                  558,608    0.2
                                             5,700    MSCI Malaysia OPALS 'B' (c)                            335,787    0.1
                                                                                                        ------------  ------
                                                                                                             894,395    0.3
                                                      Total Investments in Malaysia                        1,301,570    0.5


Singapore      Equity Basket                40,000    MSCI Singapore OPALS 'B' (c)                         1,646,800    0.7

               Media                        36,000    Singapore Press Holdings Ltd.                          542,119    0.2

               Semiconductor                 1,400  ++St Assembly Test Services Limited (ADR)(a)              43,050    0.0

               Equipment & Products

                                                      Total Investments in Singapore                       2,231,969    0.9


South Korea    Semiconductor                 1,900    Samsung Electronics                                    518,105    0.2
               Equipment & Products
                                                      Total Investments in South Korea                       518,105    0.2

                                                      Total Investments in the Pacific
                                                      Basin/Asia (Cost--$71,987,861)                      78,053,700   30.0


Merrill Lynch International Equity Fund, May 31, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
SOUTHEAST                                 Shares                                                                   Percent of
ASIA           Industries                  Held                Investments                               Value     Net Assets
India          Chemicals                       100  ++Reliance Industries Ltd.                          $        771    0.0%
                                               208    Reliance Industries Ltd. (Compulsory Demat
                                                      Shares)                                                  1,604    0.0
                                                                                                        ------------  ------
                                                                                                               2,375    0.0

               Closed End Investment        32,000  ++India Fund                                             392,000    0.1
               Fund

               Household Products              200  ++Reckitt & Coleman of India Ltd.                            952    0.0

               Tobacco                         200    ITC Ltd.                                                 3,248    0.0

                                                      Total Investments in Southeast Asia
                                                      (Cost--$503,712)                                       398,575    0.1


SHORT-TERM                                 Face
SECURITIES                                Amount                        Issue

               Commercial Paper*    US$ 10,502,000    Associates Corporation of North America, 6.80%
                                                      due 6/01/2000                                       10,502,000    4.0

                                                      Total Investments in Commercial Paper               10,502,000    4.0

               US Government &           5,000,000    Federal Home Loan Banks, 6.335% due 6/23/2000        4,980,643    1.9
               Agency Obligations*                    US Treasury Bills:
                                         1,500,000      5.615% due 7/27/2000 (b)                           1,488,000    0.6
                                           600,000      5.78% due 8/24/2000 (b)                              592,428    0.2

                                                      Total Investments in US Government & Agency
                                                      Obligations                                          7,061,071    2.7

                                                      Total Investments in Short-Term Securities
                                                      (Cost--$17,561,449)                                 17,563,071    6.7


               Total Investments (Cost--$242,979,873)                                                    258,804,721   99.2

               Variation Margin on Financial Futures Contracts**                                             (47,332)   0.0

               Unrealized Depreciation on Forward Foreign Exchange Contracts***                               (8,242)   0.0

               Other Assets Less Liabilities                                                               2,013,869    0.8
                                                                                                        ------------  ------
               Net Assets                                                                               $260,763,016  100.0%
                                                                                                        ============  ======




              *Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
             **Financial futures contracts sold as of May 31, 2000 were as follows:


               Number of                                        Expiration
               Contracts        Issue             Exchange         Date           Value

                  60     All Ordinaries Index    Sydney FE      June 2000      $ 2,643,412
                   8          DAX Index             DTB         June 2000        1,322,472
                   6         FIB 30 Index           MIB         June 2000        1,279,534
                 264          OMX Index             OML         June 2000        4,060,102
                  18        TSE - 35 Index       Toronto SE     June 2000        1,350,631
                                                                               -----------
               Total Financial Futures Contracts Sold
               (Total Contract Price--$10,539,022)                             $10,656,151
                                                                               ===========

               Financial futures contracts purchased as of May 31, 2000 were as follows:

               Number of                                        Expiration
               Contracts        Issue             Exchange         Date           Value

                  31      Taiwan MSCI Index        SIMEX        June 2000      $ 1,230,390
                  16       Nikkei 225 Index        SIMEX        June 2000        1,301,600
                  20            CAC 40             MATIF        June 2000        1,187,999
                                                                               -----------
               Total Financial Futures Contracts Purchased
               (Total Contract Price--$3,619,920)                              $ 3,719,989
                                                                               ===========

            ***Forward foreign exchange contracts as of May 31, 2000 were as follows:

               Foreign                                                         Unrealized
               Currency                         Expiration                     Appreciation
               Purchased                           Date                       (Depreciation)

               CHF      12,843,750               July 2000                      $  117,815
                                                                                ----------
               Total (US$ Commitment--$7,500,000)                               $  117,815
                                                                                ==========
               Foreign
               Currency Sold
               Pound    11,100,947                July 2000                     $ (126,057)
               Sterling                                                         ----------

               Total (US$ Commitment--$16,483,179)                              $ (126,057)
                                                                                ==========
               Total Unrealized Depreciation on
               Forward Foreign Exchange Contracts--Net                          $   (8,242)
                                                                                ==========

            (a)American Depositary Receipts (ADR).
            (b)All or a portion of security held as collateral in connection with open financial futures contracts.
            (c)Optimized Portfolio As Listed Securities (OPALS) are investments that are exchange quoted and provide an equivalent investment exposure to that of the specific Morgan Stanley Capital
               International (MSCI) country index.
            (d)Received through a bonus issue from Companhia Vale do Rio Doce.
               As of May 31, 2000, the bonds have not commenced trading and the coupon rate has not been determined.
            (e)Receipts evidence payment by the Fund of 61% of the purchase price of common stock of Telstra Corporation Limited. The Fund is committed to pay the remaining 39%, approximately $77,000 over the next year.
            (f)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
            (g)The rights may be exercised until 6/30/2003.
             ++Non-income producing security.

               See Notes to Financial Statements.


Merrill Lynch International Equity Fund, May 31, 2000


STATEMENT OF ASSETS AND LIABILITIES
                    As of May 31, 2000
Assets:             Investments, at value (identified cost--$242,979,873)                                 $  258,804,721
                    Cash                                                                                         560,213
                    Receivables:
                      Securities sold                                                    $   11,635,695
                      Dividends                                                               1,023,388
                      Beneficial interest sold                                                  753,260
                      Forward foreign exchange contracts                                         18,387
                      Interest                                                                    6,671       13,437,401
                                                                                         --------------
                    Prepaid registration fees and other assets                                                   102,646
                                                                                                          --------------
                    Total assets                                                                             272,904,981
                                                                                                          --------------

Liabilities:        Unrealized depreciation on forward foreign exchange contracts                                  8,242
                    Payables:
                      Securities purchased                                                    8,450,894
                      Beneficial interest redeemed                                            1,480,166
                      Custodian bank                                                          1,341,074
                      Distributor                                                               179,674
                      Investment adviser                                                        140,414
                      Reorganization costs                                                      126,533
                      Variation margin                                                           47,332       11,766,087
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       367,636
                                                                                                          --------------
                    Total liabilities                                                                         12,141,965
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  260,763,016
                                                                                                          ==============


Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                 $      312,995
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      1,368,059
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        314,391
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        377,673
                    Paid-in capital in excess of par                                                         268,157,883
                    Undistributed investment income--net                                                       1,263,977
                    Accumulated distributions in excess of realized capital
                    gains on investments and foreign currency transactions--net                              (26,803,620)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         15,771,658
                                                                                                          --------------
                    Net assets                                                                            $  260,763,016
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $34,692,448 and 3,129,949
Value:                       shares of beneficial interest outstanding                                    $        11.08
                                                                                                          ==============

                    Class B--Based on net assets of $150,139,956 and 13,680,587
                             shares of beneficial interest outstanding                                    $        10.97
                                                                                                          ==============
                    Class C--Based on net assets of $33,999,331 and 3,143,912
                             shares of beneficial interest outstanding                                    $        10.81
                                                                                                          ==============
                    Class D--Based on net assets of $41,931,281 and 3,776,726
                             shares of beneficial interest outstanding                                    $        11.10
                                                                                                          ==============
                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended May 31, 2000
Investment Income:  Dividends (net of $420,664 foreign withholding tax)                                   $    4,233,032
                    Interest and discount earned                                                               1,352,596
                                                                                                          --------------
                    Total income                                                                               5,585,628
                                                                                                          --------------

Expenses:           Investment advisory fees                                             $    1,862,907
                    Account maintenance and distribution fees--Class B                        1,605,998
                    Transfer agent fees--Class B                                                430,750
                    Custodian fees                                                              287,423
                    Reorganization expenses                                                     215,823
                    Account maintenance and distribution fees--Class C                          154,477
                    Professional fees                                                           124,029
                    Account maintenance fees--Class D                                           101,799
                    Accounting services                                                         100,376
                    Registration fees                                                            97,620
                    Transfer agent fees--Class D                                                 96,013
                    Interest rate swap expense                                                   80,447
                    Printing and shareholder reports                                             74,913
                    Transfer agent fees--Class A                                                 74,400
                    Transfer agent fees--Class C                                                 44,788
                    Trustees' fees and expenses                                                  40,093
                    Pricing fees                                                                 27,729
                    Other                                                                        15,474
                                                                                         --------------
                    Total expenses                                                                             5,435,059
                                                                                                          --------------
                    Investment income--net                                                                       150,569
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                       33,728,934
Gain (Loss) on        Foreign currency transactions--net                                       (885,598)      32,843,336
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions          Investments--net                                                        6,539,089
--Net:                Foreign currency transactions--net                                        (95,238)       6,443,851
                                                                                         --------------   --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   39,437,756
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch International Equity Fund, May 31, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Year Ended May 31,
                    Increase (Decrease) in Net Assets:                                       2000             1999
Operations:         Investment income--net                                               $      150,569   $    1,782,248
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                        32,843,336       (5,906,040)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                    6,443,851      (14,391,084)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations          39,437,756      (18,514,876)
                                                                                         --------------   --------------

Distributions to    In excess of realized gain on investments--net:
Shareholders:         Class A                                                                        --         (938,942)
                      Class B                                                                        --       (8,734,187)
                      Class C                                                                        --         (406,931)
                      Class D                                                                        --       (2,160,659)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from distributions to
                    shareholders                                                                     --      (12,240,719)
                                                                                         --------------   --------------

Beneficial          Net increase (decrease) in net assets derived from beneficial
Interest            interest transactions                                                    15,566,720     (191,371,781)
Transactions:                                                                            --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                  55,004,476     (222,127,376)
                    Beginning of year                                                       205,758,540      427,885,916
                                                                                         --------------   --------------
                    End of year*                                                         $  260,763,016   $  205,758,540
                                                                                         ==============   ==============

                   *Undistributed investment income--net                                 $    1,263,977   $           --
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                          Class A++
The following per share data and ratios have been derived
from information provided in the financial statements.                                For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                  2000      1999      1998       1997      1996
Per Share           Net asset value, beginning of year                $   9.16   $   9.57  $  12.58  $  11.94   $  10.25
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .09        .13       .12       .12        .16
                    Realized and unrealized gain (loss)
                    on investments and foreign
                    currency transactions--net                            1.83       (.18)    (1.08)     1.09       1.53
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.92       (.05)     (.96)     1.21       1.69
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --      (.24)        --
                      In excess of investment income--net                   --         --        --      (.01)        --
                      Realized gain on investments--net                     --         --     (1.08)     (.32)        --
                      In excess of realized gain on
                      investments--net                                      --       (.36)     (.97)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.36)    (2.05)     (.57)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.08   $   9.16  $   9.57  $  12.58   $  11.94
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  20.96%      (.35%)   (6.02%)   10.76%     16.49%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding reorganization expenses          1.32%      1.33%     1.16%     1.11%      1.06%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.41%      1.33%     1.16%     1.11%      1.06%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                                .83%      1.54%     1.08%     1.04%      1.47%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 34,693   $ 19,540  $ 33,960  $ 44,624   $116,628
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 149.78%    132.43%   107.50%    60.56%     71.86%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch International Equity Fund, May 31, 2000

FINANCIAL HIGHLIGHTS (concluded)
                                                                                          Class B++
The following per share data and ratios have been derived
from information provided in the financial statements.                            For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998       1997      1996
Per Share           Net asset value, beginning of year                $   9.17   $   9.62  $  12.42  $  11.76   $  10.19
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.03)       .04        --+++    .01        .04
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.83       (.19)    (1.04)     1.08       1.53
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.80       (.15)    (1.04)     1.09       1.57
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --      (.10)        --
                      In excess of investment income--net                   --         --        --      (.01)        --
                      Realized gain on investments--net                     --         --      (.93)     (.32)        --
                      In excess of realized gain on
                      investments--net                                      --       (.30)     (.83)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.30)    (1.76)     (.43)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.97   $   9.17  $   9.62  $  12.42   $  11.76
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  19.63%     (1.36%)   (7.01%)    9.70%     15.41%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding reorganization expenses          2.35%      2.39%     2.20%     2.14%      2.09%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.44%      2.39%     2.20%     2.14%      2.09%
                                                                      ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.26%)      .41%     (.01%)     .08%       .37%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $150,140   $144,681  $311,520  $583,213   $945,368
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 149.78%    132.43%   107.50%    60.56%     71.86%
                                                                      ========   ========  ========  ========   ========

                                                                                           Class C++
The following per share data and ratios have been derived
from information provided in the financial statements.                                For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998      1997      1996
Per Share           Net asset value, beginning of year                $   9.03   $   9.49  $  12.26  $  11.65   $  10.10
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.02)       .03        --+++     --+++     .05
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.80       (.19)    (1.02)     1.08       1.50
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.78       (.16)    (1.02)     1.08       1.55
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --      (.14)        --
                      In excess of investment income--net                   --         --        --      (.01)        --
                      Realized gain on investments--net                     --         --      (.92)     (.32)        --
                      In excess of realized gain on
                      investments--net                                      --       (.30)     (.83)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.30)    (1.75)     (.47)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.81   $   9.03  $   9.49  $  12.26   $  11.65
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  19.71%     (1.50%)   (6.96%)    9.71%     15.35%
Return:*                                                              ========   ========  ========  ========   ========


Ratios to Average   Expenses, excluding reorganization expenses          2.41%      2.40%     2.21%     2.15%      2.09%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.51%      2.40%     2.21%     2.15%      2.09%
                                                                      ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .54%       .40%     (.01%)     .04%       .45%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 33,999   $  6,328  $ 14,717  $ 24,774   $ 46,985
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 149.78%    132.43%   107.50%    60.56%     71.86%
                                                                      ========   ========  ========  ========   ========


                                                                                          Class D++
The following per share data and ratios have been derived
from information provided in the financial statements.                                For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998       1997       1996
Per Share           Net asset value, beginning of year                $   9.20   $   9.63  $  12.59  $  11.94   $  10.27
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .06        .11       .09       .10        .13
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.84       (.20)    (1.07)     1.09       1.54
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.90       (.09)     (.98)     1.19       1.67
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --      (.21)        --
                      In excess of investment income--net                   --         --        --      (.01)        --
                      Realized gain on investments--net                     --         --     (1.04)     (.32)        --
                      In excess of realized gain on
                      investments--net                                      --       (.34)     (.94)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.34)    (1.98)     (.54)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.10   $   9.20  $   9.63  $  12.59   $  11.94
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  20.65%      (.70%)   (6.18%)   10.50%     16.26%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding reorganization
Net Assets:         expenses                                             1.57%      1.59%     1.42%     1.36%      1.31%
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             1.66%      1.59%     1.42%     1.36%      1.31%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                                .55%      1.23%      .77%      .86%      1.13%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 41,931   $ 35,210  $ 67,689  $119,024   $175,151
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 149.78%    132.43%   107.50%    60.56%     71.86%
                                                                      ========   ========  ========  ========   ========



                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch International Equity Fund, May 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch International Equity Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Equity swaps--The Fund is authorized to enter into equity swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate of the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

* Options--The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(h) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,113,408 have been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the year ended May 31, 2000, MLAM paid MLAM U.K. a fee of $260,271 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account
                                        Maintenance     Distribution
                                            Fee             Fee

Class B                                      .25%           .75%
Class C                                      .25%           .75%
Class D                                      .25%            --



Merrill Lynch International Equity Fund, May 31, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2000, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                            MLFD         MLPF&S

Class A                                    $   28       $   417
Class D                                    $1,838       $23,804

For the year ended May 31, 2000, MLPF&S received contingent deferred sales charges of $94,838 and $1,847 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $8,082 and $50 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

For the year ended May 31, 2000, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $93 for security price quotations to compute the net asset value of the Fund.

In addition, MLPF&S received $51,275 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PFD, PSI, FDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2000 were $346,951,279 and $393,826,935, respectively.

Net realized gains (losses) for the year ended May 31, 2000 and net unrealized gains (losses) as of May 31, 2000 were as follows:

                                 Realized         Unrealized
                              Gains (Losses)    Gains (Losses)
Investments:
 Long-term                       $ 32,854,697  $  15,823,226
 Short-term                              (601)         1,622
 Financial futures contracts         (118,009)       (17,060)
 Options written                      263,851             --
 Options purchased                    728,996             --
                                 ------------  -------------
Total investments                  33,728,934     15,807,788
                                 ------------  -------------
Currency transactions:
 Options written                      107,400             --
 Options purchased                   (107,400)            --
 Forward foreign exchange
 contracts                           (418,383)        (8,242)
 Foreign currency transactions       (467,215)       (27,888)
                                 ------------  -------------
Total currency transactions          (885,598)       (36,130)
                                 ------------  -------------
Total                            $ 32,843,336  $  15,771,658
                                 ============  =============



Transactions in call options written for the year ended May 31, 2000 were as follows:

                               Nominal Value
                                 Covered by        Premiums
                               Written Options     Received
Outstanding call options
written at beginning
of year                          $ 12,000,000  $     107,400
Options written                       477,338        386,546
Options expired                   (12,476,318)      (365,492)
Options closed                         (1,020)      (128,454)
                                 ------------  -------------
Outstanding call options
written at end of year           $         --  $          --
                                 ============  =============


Transactions in put options written for the year ended May 31, 2000 were as follows:

                                Nominal Value
                                  Covered by       Premiums
                               Written Options     Received
Outstanding put options
written at beginning
of year                                    --             --
Options written                  $    477,338  $     367,542
Options closed                       (477,338)      (367,542)
                                 ------------  -------------
Outstanding put options
written at end of year           $         --  $          --
                                 ============  =============



As of May 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $13,957,771, of which $32,310,048 related to appreciated securities and $18,352,277 related to depreciated securities. At May 31, 2000, the aggregate cost of investments for Federal income tax purposes was $244,846,950.


4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $15,566,720 and $(191,371,781) for the years ended May 31, 2000 and May 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                        Dollar
Ended May 31, 2000                 Shares          Amount

Shares sold                        3,275,372   $  35,732,966
Shares redeemed                   (2,278,426)    (25,698,688)
                               -------------   -------------
Net increase                         996,946   $  10,034,278
                               =============   =============


Class A Shares for the Year                        Dollar
Ended May 31, 1999                 Shares          Amount

Shares sold                        2,821,668   $  24,743,753
Shares issued to shareholders in
reinvestment of distributions         89,014         770,857
                               -------------   -------------
Total issued                       2,910,682      25,514,610
Shares redeemed                   (4,324,572)    (38,209,253)
                               -------------   -------------
Net decrease                      (1,413,890)  $ (12,694,643)
                               =============   =============


Class B Shares for the Year                        Dollar
Ended May 31, 2000                 Shares          Amount

Shares sold                        4,047,049   $  43,756,102
Shares redeemed                   (5,533,663)    (59,526,019)
Automatic conversion of shares      (616,590)     (6,649,194)
                               -------------   -------------
Net decrease                      (2,103,204)  $ (22,419,111)
                               =============   =============


Class B Shares for the Year                        Dollar
Ended May 31, 1999                 Shares          Amount

Shares sold                        1,609,034   $  14,026,196
Shares issued to shareholders in
reinvestment of distributions        865,770       7,566,829
                               -------------   -------------
Total issued                       2,474,804      21,593,025
Shares redeemed                  (18,505,828)   (160,465,559)
Automatic conversion of shares      (557,225)     (4,801,584)
                               -------------   -------------
Net decrease                     (16,588,249)  $(143,674,118)
                               =============   =============


Class C Shares for the Year                        Dollar
Ended May 31, 2000                 Shares          Amount

Shares sold                          698,193   $   7,505,601
Shares issued resulting from
reorganization                     2,673,292      31,042,590
                               -------------   -------------
Total issued                       3,371,485      38,548,191
Shares redeemed                     (928,060)    (10,260,712)
                               -------------   -------------
Net increase                       2,443,425   $  28,287,479
                               =============   =============



Class C Shares for the Year                        Dollar
Ended May 31, 1999                 Shares          Amount

Shares sold                        1,353,123   $  11,684,660
Shares issued to shareholders in
reinvestment of distributions         42,444         365,869
                               -------------   -------------
Total issued                       1,395,567      12,050,529
Shares redeemed                   (2,246,127)    (19,457,861)
                               -------------   -------------
Net decrease                        (850,560)  $  (7,407,332)
                               =============   =============

Class D Shares for the Year                        Dollar
Ended May 31, 2000                 Shares          Amount

Shares sold                          771,607   $   8,527,858
Automatic conversion of shares       611,671       6,649,194
                               -------------   -------------
Total issued                       1,383,278      15,177,052
Shares redeemed                   (1,433,889)    (15,512,978)
                               -------------   -------------
Net decrease                         (50,611)  $    (335,926)
                               =============   =============


Class D Shares for the Year                        Dollar
Ended May 31, 1999                 Shares          Amount

Shares sold                          519,404   $   4,483,336
Automatic conversion of shares       557,482       4,801,584
Shares issued to shareholders in
reinvestment of distributions        217,407       1,895,784
                               -------------   -------------
Total issued                       1,294,293      11,180,704
Shares redeemed                   (4,499,271)    (38,776,392)
                               -------------   -------------
Net decrease                      (3,204,978)  $ (27,595,688)
                               =============   =============


5. Commitments:
At May 31, 2000, the Fund had entered into foreign exchange contracts in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $17,000 and $210,000, respectively.


Merrill Lynch International Equity Fund, May 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


6. Capital Loss Carryforward:
At May 31, 2000, the Fund had a net capital loss carryforward of approximately $25,175,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains, except for future taxable gains on securities acquired from Merrill Lynch Consults International Portfolio.


7. Reorganization Plan:
On March 6, 2000, the Fund acquired all of the net assets of Merrill Lynch Consults International Portfolio pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 3,233,191 shares of common stock of Merrill Lynch Consults International Portfolio for 2,673,292 shares of common stock of the Fund. Merrill Lynch Consults International Portfolio's net assets on that date of $31,042,590, including $5,507,423 of unrealized appreciation and $30,522 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $296,810,426.



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch International Equity Fund as of May 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch International Equity Fund as of May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 19, 2000



Merrill Lynch International Equity Fund, May 31, 2000


PORTFOLIO INFORMATION (unaudited)


Worldwide
Investments as of
May 31, 2000

                                        Percent of
Ten Largest Equity Holdings             Net Assets

Nokia Oyj                                   3.0%
Vodafone AirTouch PLC                       2.5
Telefonaktiebolaget
  LM Ericsson AB 'B'                        2.0
BP Amoco PLC                                1.7
Royal Dutch Petroleum Company               1.5
Total Fina SA 'B'                           1.2
Deutsche Telekom AG (Registered
  Shares)                                   1.2
Credit Suisse Group (Registered
  Shares)                                   1.2
Nortel Networks Corporation                 1.1
AstraZeneca Group PLC                       1.1


                                        Percent of
Ten Largest Countries                   Net Assets

Japan                                      24.8%
United Kingdom                             17.5
France                                      8.4
Germany                                     7.9
Switzerland                                 5.8
Netherlands                                 4.6
Italy                                       3.9
Sweden                                      3.9
Australia                                   3.2
Finland                                     3.2


                                         Percent of
Geographical Asset Mix*                  Net Assets

Europe (Ex United Kingdom
  and Ireland)                             41.0%
United Kingdom and Ireland                 17.5
Japan                                      24.8
Pacific Basin (Ex Japan)                    5.3
North America                               3.4
Latin America                               0.2
Other Emerging Markets                      0.3


*Percent of net assets may not equal 100% and excludes the impact of futures and options.


Ten Largest Industries                  Percent of
(Equity Investments)                    Net Assets

Banks                                       9.8%
Oil & Gas                                   6.9
Communications Equipment                    6.8
Diversified Telecommunication
  Services                                  5.9
Pharmaceuticals                             5.4
Wireless Telecommunication
  Services                                  4.8
Media                                       4.0
Insurance                                   3.7
Metals & Mining                             2.5
Electronic Equipment
  Instruments                               2.5



Financial Futures Contracts

                                                           Percent of
Country                Issue              Exchange         Net Assets

Australia       All Ordinaries Index     Sydney FE           (1.0)%
Canada             TSE--35 Index         Toronto SE          (0.5)
Euro                   CAC 40              MATIF              0.5
Germany              DAX Index              DTB              (0.5)
Italy               FIB 30 Index            MIB              (0.5)
Japan            Taiwan MSCI Index         SIMEX              0.5
Japan             Nikkei 225 Index         SIMEX              0.5
Sweden               OMX Index              OML              (1.6)
                                                            -------
                                                             (2.6)%
                                                            =======
OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Edward D. Zinbarg, Trustee
Robert C. Doll, Jr., Senior Vice President
Clive D. Lang, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863